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                                                                   Exhibit 10.6


                    FREE TRANSLATION OF THE HEBREW ORIGINAL



        AGREEMENT FOR THE ALLOTMENT OF SHARE OPTIONS AND TRUST AGREEMENT


                  Made in Tel Aviv, this ___ day of ______ 1996


BETWEEN:              I.E.T. INTELLIGENT ELECTRONICS LTD.

                      (hereinafter referred to as "the Company")

                                                               of the first part


AND: CERTAIN EMPLOYEES OF THE COMPANY WHO SHALL BE INVITED BY THE COMPANY TO PARTICIPATE IN THE AGREEMENT AND SIGN THE PARTICIPATION DOCUMENT

                      (such an employee is hereinafter referred to as "a Participating Employee")

                                                              of the second part


AND:                  B.Y.A.D. TRUSTEES

                      (hereinafter referred to as "the Trustee")

                                                               of the third part


WHEREAS the Company wishes to grant to certain Participating Employees, not including controlling shareholders, and up to 30 (thirty) of such Participating Employees, within the context of a trust, options for shares of the Company in the first stage and thereafter to enable the Participating Employees, upon certain terms and conditions, to receive an actual allotment of shares;

AND WHEREAS           the Company wishes to grant the options, such that they
                      shall be held by the Trustee on behalf of the Participating Employees, whether existing employees or employees who shall commence working for the Company;


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AND WHEREAS           the Company wishes to appoint the Trustee, and the
                      provisions of this Agreement shall serve as an instrument of trust and instructions to the Trustee;


AND WHEREAS           the Trustee agrees to accept such position;

AND WHEREAS the parties intend to implement this arrangement in accordance with section 102 of the Income Tax Ordinance [New Version] (hereinafter: the "Ordinance")

AND WHEREAS the parties wish to define, determine and detail the method of the allotment, the stages thereof and all matters relating thereto or connected therewith or deriving therefrom, all as detailed below in this Agreement;


ACCORDINGLY, IT IS WARRANTED, PROVIDED AND AGREED BETWEEN THE PARTIES AS
FOLLOWS:


1.      RECITALS

        1.1 The recitals to this Agreement constitute an integral part hereof.

        1.2 The clause headings in this Agreement are for convenience and orientation purposes only, they do not constitute any part hereof and shall not be used for the interpretation hereof.

        1.3 The provisions of this Agreement do not prejudice the rights or holdings or shares of any of the holders of any classes of the Company's shares at the time of the making hereof or thereafter, unless otherwise expressly stated and provided herein.

2.      THE TRUST

        The parties hereby establish and create a trust and shall procure that the Company shall allot to the Trustee the options for Ordinary "A" shares of the Company and the shares, at the time of the exercise of part or all of the options.

        The provisions of this Agreement constitute an instrument of trust and instructions to the Trustee.

        It is agreed that Appendix B to the Income Tax Regulations (Tax Relief Upon Allotment of Shares to Employees) 1989 (hereinafter the "Regulations"), constitute an integral part of this Agreement, Instrument of Trust and Instructions to the Trustee, in accordance with this Agreement.


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3.      THE OBJECT OF THE TRUST

        The object of the trust is for options to shares to be held by the Trustee for the benefit of employees of the Company whose names appear in List "1" attached to this Agreement, as may be amended from time to time by the Company by written notice to the Trustee detailing the names of the beneficiaries and next to each beneficiaries' name, the number of options which the Trustee holds or shall hold in trust for each beneficiary.

        3.1 The Trustee shall maintain and manage List "1" and shall attend to updating it from time to time as required, including adding new beneficiaries, recording options that have been allotted to the Trustee on behalf of the beneficiaries according to the ratio of their rights at the determining date, and he shall also record the options that shall be added to the beneficiaries from such allotment in List "1" to the credit of such beneficiaries.

        3.2 The share options allotted upon exercise of the options shall be allotted to the Trustee or that shall be held by the Trustee pursuant to the provisions of this Agreement shall be registered in the Trustee's name in the Company's register of shareholders.

        3.3 The Trustee shall act in all matters relating to adding new employees to List "1" and to determine the terms and conditions of their entitlement pursuant to resolutions of the Company as shall be passed from time to time. Nonetheless, the Trustee shall not be entitled to detract from the rights and conditions prescribed and/or that shall be prescribed for the beneficiaries pursuant to this Agreement except with the prior written consent of the Company and of the beneficiary or beneficiaries affected by such change, as the case may be.

        3.4 The beneficiaries included or that shall be included in List "1" at any time whatsoever do not and shall not have any right or claim against other beneficiaries being added to List "1" or against the adding of rights or shares to those included in List "1", in whole or in part.

        3.5 Upon the fulfillment of the terms and conditions or at the specified times, all pursuant to the terms and conditions hereof, the Trustee shall transfer to the beneficiaries the options or the shares allotted to them, as the case may be, all subject to the provisions hereof, the provisions of the Ordinance and the Regulations.


4.      THE TRUSTEE'S DUTIES AND POWERS

        The Company and the beneficiaries hereby instruct the Trustee to act with the options which


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        it holds and with the rights deriving therefrom in the following manner:

        4.1 The Trustee shall apply to the authorities in a request for approval of the trust as obligated by the provisions.

        4.2 If the Company shall distribute bonus shares during the term of the trust, the bonus shares that shall be distributed to the Trustee in respect of the options pursuant to this Agreement shall belong to the beneficiaries and they shall be credited to them pro rata to their entitlement to the options according to List "1", and at the date of the end of the trust and the transfer of the shares to the beneficiaries, the Trustee and the Company shall act to allot the bonus shares to them simultaneously with the allotment of the shares due pursuant to the options.

        4.3 If rights in respect of the options are distributed by the Company at the end of the trust, the Trustee shall give prior written notice thereof to the beneficiaries in sufficient time to receive their response and it shall act in accordance with the beneficiaries' instructions. If the beneficiaries wish to register the rights and they transfer the amount required therefor to the Trustee, the Trustee shall purchase the rights on their behalf or on behalf of some of them and they shall be added to their rights at the end of the trust. If the beneficiaries do not give notice or if the beneficiaries do not reply to the Trustee at the time prescribed therefor, the Trustee shall deem the beneficiaries who did not reply or who did not pay the fixed consideration on due date as having irrevocably waived the offered rights.

        4.4 The Trustee shall act in its exclusive discretion regarding all the other subjects or rights conferred pursuant to the options or the shares upon exercise of the options. However, if the Trustee receives rights or monies in respect of the options, save for bonus shares, it shall transfer them to the beneficiaries pursuant to their proportionate share of the options pursuant to List "1".


5.      THE BENEFICIARIES' PARTICIPATION

        Each Participating Employee pursuant to this Agreement shall sign a trust participation document in the form of wording set forth below:

                           INSTRUMENT OF PARTICIPATION

                Employee's name ______________________________ (hereinafter referred to as "the Participating Employee")

                1. I hereby participate as a beneficiary pursuant to the Option Agreement dated _______________ (hereinafter referred to as "the Agreement") and undertake all the obligations and rights of a beneficiary pursuant to the Agreement.


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                2.      I sign this instrument of participation having read the
                        Agreement and having understood the provisions thereof.

                3. I confirm my rights in the options held on my behalf by the Trustee both pursuant to the Agreement and also pursuant to the conditions of participating in the trust dated _______________ and pursuant to the Ordinance and Regulations.

                ---------------             -----------------------------
                Date                        Signature of Participating Employee

                Name of Participating Employee _______________

                Identity No. of Participating Employee _______________

                Address of Participating Employee _______________

                Witness' signature: I certify the signature of the Participating Employee

                                                ------------------------------
                                                Director of the Company

               We the undersigned hereby confirm your participation as a beneficiary pursuant to the Agreement.

               ---------------                     ---------------
               Date                                The Trustee

6.      THE OPTIONS

        The employee participating in this Agreement, the trust and the option entitlement arrangement is hereby granted and given options upon the terms and conditions and at the times set forth below:

        6.1 A conditional and suspensive right upon the cumulative fulfillment of the terms and conditions detailed below to receive by way of an actual allotment at the end of the option period, _______________ Ordinary "A" Shares of the Company, as a right to benefit from the Trust Arrangement upon joining the Agreement and until the end of the Trust period, whereby in its duration the Participating Employee is granted the right that his name be registered in List "1" with a notation of the option for the specific number of shares specified above.


        6.2     The terms and conditions:


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                The Participating Employee's right to convert the options held in trust on his behalf by the Trustee into shares that shall be actually allotted in his name is conditional and suspensive upon the fulfillment of all the following terms and conditions:

                6.2.1 Every actual period of employment with the Company of at least 24 months from the participation date shall confer the right to convert 1/3 (a third) of the number of shares specified in the options into shares.

                6.2.2 Every continuous and cumulative period of employment of an additional 12 months shall confer the right to convert a further 1/3 (one third) of the total number of shares specified in the option, into shares actually allotted.

                6.2.3 After a continuous and cumulative actual period of employment with the Company of 48 months, the beneficiary's right shall be exhausted and the validity of the trust in relation to him shall expire.

                6.2.4 The exercise of the right to an actual allotment of "A" Ordinary Shares is further conditional and suspensive upon the payment of US $1.1273 (one US dollar, twelve cents and seventy three hundredths of a cent) according to the representative rate known at the time of the allotment in respect of the right to each share.

                6.2.5 In the event that it is required that a symbolic part of the additional pay shall be waived as a condition for approval of the fulfillment of this Agreement by the relevant authorities, the beneficiaries will agree and agree to these conditions.

                (The periods specified in this clause above are hereinafter referred to as "the Vesting Period".)

        6.3 If the employee ceases to be an actual employee of the Company at any stage whatsoever prior to the conversion of the options or part thereof into shares and prior to the actual allotment of shares, regardless of the reason for termination of employment in the Company, the employee's rights to the allotment of options or the exercise of the balance of the allotment in accordance with this Agreement, shall expire, be cancelled and be nullified and the Trust for the same employee shall expire.

                The Management of the Company has full discretion whether or not to implement or allot this Agreement to a particular employee, if in the Company's sole discretion the said employee waited for a period of 30 to 90 days, or a similar period, prior to a notice of resignation, while the purpose for the delay or its main purpose, in the opinion of Management, is to receive the right to actual allotment


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                only.

                In the event that a beneficiary who ceased to be an employee within two years from the date of this Option Agreement and the tax exemption does not apply to the beneficiary, the same employee shall be liable for the tax payment for tax upon allotment and for tax pursuant to s.102 Ordinance, the higher of the two.

        6.4 If the options are cancelled because the terms and conditions of this clause have not been fulfilled, the employee shall not be entitled to consideration, refund or compensation or indemnity whatsoever in respect of the cancellation.

7.      THE BENEFICIARIES' LIABILITY

        7.1 The Beneficiaries are aware that the Trustee may hold options on their behalf which are not fully paid up, whether they are options under this Agreement or additional rights as specified in section 4 above, and in the event that a demand for payment is received for the conversion of the options into shares or other rights that are conditioned on payment, the Beneficiaries shall pay the required sums immediately upon receipt of a request from the Trustee in connection with it. Failure to satisfy this requirement may bring to such results as if the Beneficiaries ceased to be employed in the Company.

        7.2 Every liability and every amount that a holder of the options is under a duty to pay and all the obligations applicable pursuant to the Companies Ordinance and the Company's documents of incorporation to a holder of options or shares or a member of the Company, shall be passed on from the Trustee to the beneficiaries pursuant to the proportion of the options or the shares held by the Trustee for the benefit of the beneficiaries.

        7.3 The beneficiaries hereby confirm that they acknowledge that if payment demands of them are not complied with, the Company may forfeit the options held on their behalf by the Trustee pursuant to the Company's Articles of Association and the results of the forfeiture shall apply to each beneficiary in accordance with the option for shares held on trust on his behalf by the Trustee.

        7.4 If the Trustee receives demands, requests, notices and claims, including payment calls, demands for payments at the time of the Company's winding up, notices in respect of forfeiting the shares or any other demand, the Trustee shall, immediately upon the receipt thereof, send them to each of the beneficiaries in respect of whose shares held on his behalf by the Trustee the said demands were received, to the beneficiary's address as appearing in his participation notice or to another address which the beneficiary sent the Trustee, provided that they shall be sent in writing and the liability deriving from the said demands shall apply to the beneficiary alone.


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        7.5     The beneficiaries' liability pursuant to this clause shall apply in accordance with the shares held on their behalf. If any charge or payment demand whatsoever shall relate to shares held for a number of beneficiaries, each beneficiary shall be liable for the charge or the payment demand pro rata to the options held on his behalf.

8.      TERMINATION OF THE TRUST

        8.1 If the Trustee holds options or shares for any beneficiary, during the Vesting Period that shall not be less than two years, the shares or options shall be transferred to the beneficiary's possession either on its own initiative or on the beneficiary's initiative, on the following terms and conditions:

                8.1.1 The Company notified the Trustee that the employee is continuously employed by the Company for the whole vesting period, and continues to be employed by the Company and he has requested to exercise an option and has paid the Company the exercise price.


                8.1.2 In the event that the Notification of Deduction at Source Form has been completed and sent, as specified in the Income Tax Regulations (Tax Relief Upon Allotment of Shares to Employees) 1989, and tax is actually paid, at the rate specified in the Regulations at that time.


        8.2 If a Participating Employee ceases to be employed by the Company at any time whatsoever and for any reason whatsoever, the trust for him shall expire at the time of the termination of employee-employer relations. Expiration of the Trust upon termination of the employee-employer relationship will be relative to the balance of the right of the Beneficiary at such time.

        8.3 If a Participating Employee exercises a right as a beneficiary by way of exercising the conversion of an option into a share that shall be actually allotted, subject to all the terms and conditions of this Agreement, the trust shall expire in respect of the part of the option converted and actually allotted at such time.

9.      ISSUE TO THE PUBLIC

        9.1 If the Company notifies the Trustee that for the purposes of an issue of shares to the public an undertaking by the beneficiary option holders is required, pursuant whereto they undertake a restriction on the transfer of the shares of which they are beneficiaries or to which they are entitled pursuant to the options or the trading of such shares, the Trustee shall be entitled to assume the undertaking as aforesaid, provided that such an undertaking shall not prevent it transferring options to the


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                beneficiaries, subject to the beneficiaries assuming the said undertaking.

        9.2 If as a condition for the issue of shares to the public the option holders shall be required to undertake not to sell them during a specific period (hereinafter referred to as "the restriction period"), the Company is entitled to make demand of the Trustee to join in giving an undertaking as aforesaid, and in the event of a demand as aforesaid the Trustee shall accede thereto, even if the Vesting Period, or part thereof, mentioned in clause 6 above, has not yet terminated, and in such case the trust period shall be extended by the restriction period and the beneficiaries shall have no complaint in consequence thereof.

        9.3 The beneficiaries are aware that the Company is considering an issue to the public with the intention of listing the Company's shares for trading on a stock exchange either in Israel or abroad. The beneficiaries empower the Trustee to sign any document which, in the opinion of the Company's board of directors, is required to enable an issue as aforesaid, including changes to the Company's documents of incorporation and including changes in its capital structure, provided that the changes shall not result in the shares the subject of the options held in trust by the Trustee having inferior rights (save for voting rights) compared with the rights which other shares of the Company confer.

                In the event that the shares are registered for trading, as aforesaid, the employee shall be permitted to apply to the Commissioner in a request that his shares will be seen as sold pursuant to the average stock exchange price-list in the first three days of trading.

10.     NON-TRANSFERABILITY

        The rights to the options pursuant to this Agreement and the shares that shall be allotted to the Participating Employee pursuant thereto and upon the terms and conditions thereof are granted to the Participating Employee as a beneficiary and to him alone.

        The beneficiaries' rights may not be transferred or assigned in any manner whatsoever, including by way of pledge, charge, attachment, assignment and the like.

        Without derogating from the foregoing, rights to options may only be transferred by way of implementing a will of an employee or his inheritance if the employee dies on a date when he was an actual employee of the Company.

11.     REPLACEMENT TRUSTEE

        If the Trustee is unable to perform its duties or does not wish to perform its duties, the Company is entitled to appoint another trustee and in such event the Trustee shall transfer the options it is holding to the other trustee and the replacement trustee shall replace the Trustee for all intents and purposes.


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12.     THE COMPANY'S OTHER SHARES

        12.1 The provisions of this Agreement do not prejudice the rights of other holders of options or shares of the Company to which the trust arrangement does not apply.

        12.2 The parties are aware that additional employees of the Company own rights in shares or to receive shares in other arrangements, and it is hereby expressly agreed that this Agreement does not apply to and does not affect or howsoever impair rights of other shareholders of the Company or persons entitled to shares of the Company, including employees entitled as aforesaid.

13.     PAYMENT AND INDEMNITY

        13.1 An action by the Trustee and any outcome of an action by the Trustee, directly or indirectly, shall not render the Trustee liable for any payment whatsoever. In any event in which the Trustee is directly or indirectly ordered to make any payment in connection with its actions as trustee, the Company undertakes to directly effect and make the payment which shall be required, for so long as it is a payment relating to the trust, or to indemnify the Trustee for a payment as aforesaid upon demand received from it.

        13.2 Save in regard to the subjects detailed in clause 7 above, if the Trustee is ordered to make any payment by a court or tribunal or arbitrator in consequence of its operations as trustee, whether directly or indirectly, the Company shall bear the payment in its stead and shall effect the payment on the required date, and the Trustee shall not be liable to indemnify the Company for such payment.

        13.3 The beneficiaries and the Company release the Trustee from any liability for a negligent act or omission, and the Company shall indemnify the Trustee for any payment which it is required to pay in order to compensate any person or corporation for such an act or omission.

                The Trustee shall not be exempt from liability for acts or omissions which were done with malice or lack of good faith.


14.     GENERAL PROVISIONS

        14.1 If the law so obliges or if the Company or any of its shareholders so requests, the Company shall procure that the Trustee shall be registered in the Company's register of shareholders as the owner of the options for shares held by it on trust.

        14.2    The Company shall pay the Trustee's remuneration.


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        14.3    If the Company resolves to issue any of its shares in
                consequence of additional investors joining the Company or for any other reason, the Trustee's part of the options convertible into shares of the Company shall be diluted accordingly and the beneficiaries' right shall also be diluted in accordance therewith, and the beneficiaries shall not have any complaint or claim in such regard.

        14.4 In a case where the beneficiaries have been actually allotted part of the shares at the time of a dilution as aforesaid or at any other time thereafter, their shares shall be diluted in respect of the joining of investors or other shareholders, and the beneficiaries shall not, even as shareholders, have any complaint or demand in such regard.

        14.5 The Trustee is empowered to determine the terms and conditions for beneficiaries participating in the trust, in its discretion.

        14.6 The parties undertake to sign all the documents required to give validity and effect to this Agreement.

        14.7 If income tax or capital gains tax or any other tax applies in respect of the options or in respect of the allotment of the shares or in respect of the holding of the shares or the transfer thereof, or for another reason, the tax shall be borne by the beneficiary in respect of the options or the shares held for his benefit by the Trustee. If tax as aforesaid is imposed, the Trustee shall be entitled to make demand of the beneficiary to pay the tax upon demand pursuant to this Agreement or to deduct the imposed tax from the amounts due or that shall be due to the beneficiary, and such being in addition to any other remedy available to the Trustee at law. If the tax as aforesaid is imposed upon the Company, the Trustee shall be under a duty, upon the Company's demand, to deduct the said tax and to remit the amount collected to the Company, as the case may be.

                The beneficiary authorizes and empowers the Company and the Trustee to deduct or collect tax as aforesaid.

        14.8 In the event of the death of a beneficiary at a time when he is not an actual employee of the Company, his rights shall automatically expire and any prima facie transfer to his heirs or to beneficiaries pursuant to his will, as the case may be, shall not be valid, unless the Company confirms that as at the date of the death the was an actual employee.


AS WITNESS THE HANDS OF THE PARTIES:


------------------------------          ------------------------------
I.E.T. INTELLIGENT ELECTRONICS LTD      B.Y.A.D. TRUSTEES LTD.

"THE COMPANY"                               "THE TRUSTEE"

                          APPENDIX TO TRUST AGREEMENT -
                    CONDITIONS FOR PARTICIPATING IN THE TRUST

                Made in Tel-Aviv this __ day of _______________.


BETWEEN:              IET Intelligent Electronics Ltd.


AND:                  The Participating Employee, Mr./Ms. ______________________


WHEREAS IET Intelligent Electronics Ltd. (hereinafter referred to as "the Company") shall allot options convertible into shares in favor of the Participating Employee;


AND WHEREAS           the employee wishes to participate in an Agreement dated
                      ________________ 1996 (hereinafter referred to as "the
                      Agreement"), including the Trustee's trust and its holding of the options until they mature;


ACCORDINGLY, IT IS WARRANTED AND AGREED AS FOLLOWS:

1.      The recitals to this appendix constitute an integral part hereof.

2. The Participating Employee is entitled to be a beneficiary pursuant to the Agreement from the date of the signing of this Conditions for Participation Appendix.

3. The Participating Employee's entitlement shall confer upon him the following rights:

        3.1 The right to be registered as a beneficiary of options to receive ____________ ordinary "A" shares of NIS 0. 01 each of the Company in equal shares, in equal parts of one third, on three dates, with the determining date for the first third being after 24 months have elapsed of continuous work for the Company, the second third after an additional 12 month period of continuous work in the Company, and the last third after an additional 12 month period of continuous work in the Company, all the periods being cumulative (the "Vesting Period"). This shall be subject to payment of the sum of US $1.1273 (one US dollar, twelve cents and seventy three hundredths of a cent), for the right to each share, at the representative rate known at such time prior to the allotment of shares in the Company in his name..

        3.2 The said right is conditional and suspensive upon the fulfillment of all the terms and conditions specified in the Agreement.

        3.3 If the employee ceases to be an actual employee of the Company at any stage whatsoever until the conversion of the options or part thereof into shares and prior to the actual allotment of the shares, regardless of the reason for the termination of the employment with the Company, his rights to an allotment or to exercise the balance of the allotment shall expire, be cancelled and nullified except to the extent specified in the Agreement.

        3.4 The provisions set forth in this clause are in addition to the provisions set forth in the


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                Agreement.

        3.5 The ancillary right upon the terms and conditions of the Agreement distribution of additional rights or benefits, and also those shall be granted in the future to holders of shares or at the time of winding up, all pro rata to his entitlement to options.

4. The option convertible into shares upon the terms and conditions of the Agreement and the terms and conditions of this instrument of participation shall be recorded in List "1" by the Trustee together with the Participating Employee's name and his proportionate share of the number of the shares as specified above.

5. The options that shall be recorded for the Participating Employee are in addition to his other employment terms and conditions, and are not in lieu thereof, but the Company's management may consider them a benefit or other right conferred upon the employee in respect of and in consequence of his employment.

6. The Participating Employee hereby agrees and confirms that if there shall be a dilution of the Company's shares at any stage or in any manner, whether during the course of the Vesting Period, or upon the exercise of the conversion of the shares into an actual allotment of shares, whether in stages or at the end of the entire Vesting Period, his part shall also be diluted respectively.

        In an event in which a waiver of a symbolic part of additional pay would be required by the relevant authorities for the approval to implement this Agreement, the beneficiaries shall and they do agree to such conditions.

7. The Participating Employee accepts and agrees to all the terms and conditions of the Agreement and confirms his express consent that in any event of a contradiction between the provisions of this appendix and the provisions of the Agreement, the provisions of the Agreement shall prevail.

8. The Participating Employee hereby warrants and confirms his consent that all the payment of taxes, official fees, levies and the like of whatsoever description applicable now or that shall be applicable in the future in respect of the Agreement, in respect of this instrument of participation and in respect of the realization thereof shall be borne by him alone.

9. The employee explicitly approves and agrees that he has been notified, and it is within his knowledge, that the Arrangement for the Allotment of Share Options for conversion is in accordance with section 102 Income Tax Ordinance, and that he agrees that and undertakes not to request a tax exemption under sections 95 or 97 (A) Income Tax Ordinance, or under Chapter 7 Encouragement of Industry (Taxes) Law 1969.


10. This appendix constitutes an integral part of the instrument of participation in the Agreement and the signing of the instrument of participation constitutes the signing of this appendix.

The instrument of participation is annexed hereto.



----------------------------------------
Signature of the Participating Employee

We agree to the foregoing:



----------------------------------------
IET Intelligent Electronics Ltd.

                           INSTRUMENT OF PARTICIPATION


Employee's name _______________________________________________________________
(hereinafter referred to as "the Participating Employee")

1. I hereby participate as a beneficiary pursuant to the Option Agreement dated ______________ (hereinafter referred to as "the Agreement") and undertake all the obligations and rights of a beneficiary pursuant to the Agreement.

2. I sign this instrument of participation having read the Agreement and having understood the provisions hereof.

3. I confirm my rights in the options held on my behalf by the Trustee both pursuant to the Agreement and also pursuant to the conditions of participating in the trust dated ________________, and in accordance with the Ordinance and the Regulations.



---------------------                       ------------------------------------
        Date                                Signature of Participating Employee



Name of Participating Employee _______________________________________________


Identity No. of Participating Employee _______________________________________


Address of Participating Employee ____________________________________________


Witness' signature: I certify the signature of the Participating Employee



                                                  ------------------------------
                                                     Director of the Company


We the undersigned hereby confirm your participation as a beneficiary pursuant to the Agreement.


---------------------                       ------------------------------------
       Date                                               The Trustee